Goodwill	12 Months Ended
Dec. 31, 2020
GOODWILL [Abstract]
Goodwill
13.	GOODWILL
Changes in the carrying value of goodwill by segment are as follows (in thousands):

	Sohu	Changyou	Total
Balance as of December 31, 2018
Goodwill	69,627	180,543	250,170
Accumulated impairment losses	(32,246)	(170,286)	(202,532)

	$37,381	$10,257	$47,638

Transactions in 2019
Foreign currency translation adjustment	(248)	0	(248)
Impairment losses	0	0	0

Balance as of December 31, 2019	$37,133	$10,257	$47,390

Balance as of December 31, 2019
Goodwill	69,379	180,543	249,922
Accumulated impairment losses	(32,246)	(170,286)	(202,532)

	$37,133	$10,257	$47,390

Transactions in 2020
Foreign currency translation adjustment	1,044	0	1,044
Impairment losses	0	0	0

Balance as of December 31, 2020	$38,177	$10,257	$48,434

Balance as of December 31, 2020
Goodwill	70,423	180,543	250,966
Accumulated impairment losses	(32,246)	(170,286)	(202,532)

	$38,177	$10,257	$48,434

There was one reporting unit under the Sohu segment. After Changyou ceased operations of RaidCall and the cinema advertising business, the reporting units under the Changyou segment consisted of the Changyou online game business and the 17173.com Website. The Changyou online game business was the only reporting unit with goodwill under the Changyou segment.
In the fourth quarter of 2020, the Sohu Group tested goodwill for impairment at the reporting unit level. The Group performed impairment tests using the qualitative and quantitative methods. For the Sohu segments, impairment tests were conducted by quantitatively comparing the fair values of the reporting units to their carrying amounts. The Sohu segments estimated the fair values by weighting the results from the income approach and market approach. The valuation approach considers a number of factors that include expected future cash flows, revenue growth rates, discount rates, and requires Sohu to make certain assumptions and estimates regarding future profitability of the business. The market approach considers earnings multipliers based on market data of comparable companies engaged in similar business. For the Changyou segment, Changyou first qualitatively assessed whether it was more likely than not that the fair values of the reporting segments were less than their carrying amounts. For those reporting units where it was more likely than not that their fair values were less than their carrying amounts, Changyou performed the quantitative goodwill impairment test. Changyou estimated the fair values using the income approach considering factors that included expected future cash flows, growth rates and discount rates.
As of December 31, 2020, for the Sohu and Changyou segments, management concluded that the fair values of the reporting units exceeded their carrying values, indicating that the goodwill of the reporting units was not impaired.
In March 2019 and August 2019, respectively, Changyou ceased its RaidCall and cinema advertising business operations. Accordingly, there were no impairments for these two units, as the carrying values of both RaidCall and the cinema advertising business were nil before their cessation. As of December 31, 2019, for the Sohu segment and the businesses in the Changyou segment, management concluded that the fair values of the reporting units exceeded their carrying values, indicating that the goodwill of the reporting units was not
impaired.